1 Investor Presentation EXHIBIT 99.1

Information For Investors And Shareholders
This presentation contains forward-looking statements concerning Valley’s future business outlook, financial condition and operating results. Readers are advised not to place undue reliance on these forward-looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.
These statements may be identified by such forward-looking terminology as “will,” “may,” “expect,”
“believe,” “view,” “opportunity,” “should,” “allow,” “continues,” “reflects,” “typically,” “usually,”
“anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in Valley’s Current
Report on Form 8-K filed on July 22, 2010, Quarterly Report on Form 10-Q for the quarter ended March
31, 2010 and our Annual Report on Form 10-K for the year ended December 31, 2009.
Valley disclaims any obligation to update or revise forward-looking statements for any reason.

Valley National Bank Today
About Valley
• Regional Bank Holding Company
• Approximately $14.1 Billion in
Assets
• Headquartered in Wayne, New
Jersey
• 37   Largest United States
Chartered Commercial Bank
–
Largest Commercial Bank
Headquartered in New Jersey
• Operates 200 Branches in 135
Communities Serving 14 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn
and Queens
• Traded on the NYSE (VLY)
Significant Attributes
• Consistent Shareholder Returns
• Focus on Credit Quality
• Conservative Strategies
• Affluent and Heavily Populated
Footprint
• Strong Customer Service
• Experienced Senior and Executive
Management
th

Management Approach
•
Large percentage of retail ownership
–
Long-term investment approach
–
Focus on cash and stock dividends
•
Large insider ownership, family members, retired
employees and retired directors
•
Market Cap of $2.2 Billion
•
Approximately 200 institutional holders
–
Approximately 36% of total outstanding shares
Source: Bloomberg as of 6/30/10
Large Bank that Operates and Feels Like a Small
Closely Held Company

Sussex
Passaic
Bergen
Warren
Morris
Essex
Somerset
Union
Middlesex
Monmouth

Valley National Bank

Footprint & Demographics
Valley’s Emerging NJ Market
Valley’s Core NJ Market
Branches Under Construction
Current Branches
Valley’s Core New Jersey Market
• Total Market Deposits - $106.9 billion
• Market Average Deposits per Branch $76.0 million
• Valley Branches – 133
• Valley’s Market Share – 6.63%
Valley’s Emerging New Jersey Market
• Total Market Deposits - $64.3 billion
• Market Average Deposits per Branch $68.2 million
• Existing Valley Branches – 38
• Branches Under Construction – 3
• Valley’s Market Share – 1.59%
Headquarters
Region Population
Median HH
Income
Total Market
Deposits
Valley’s NJ Marketplace 5.9 million $78,074 $171 billion
Balance of NJ Marketplace 2.9 million $61,436 $74 billion
NJ Total 8.8 million $73,077 $245 billion
Valley’s NJ Marketplace
Demographic Data from SNL Financial Inc. as of 6/2009
Valley Branch data as of 6/30/2010

Footprint & Demographics
Valley’s Emerging Manhattan Market
• Total Market Deposits - $418.3 billion
• Market Average Deposits per Branch $621.6 million
• Existing Valley Branches – 16
• Valley’s Market Share – 0.28%
Valley’s Emerging Queens Market
• Total Market Deposits - $41.3 billion
• Market Average Deposits per Branch $96.3 million
• Existing Valley Branches – 5
• Valley’s Market Share – 0.17%
Valley’s Emerging Brooklyn/Kings Market
• Total Market Deposits - $34.1 billion
• Market Average Deposits per Branch $99.6 million
• Existing Valley Branches – 8
• Branches Under Construction - 1
• Valley’s Market Share – 0.58%
Region Population
Median HH
Income
Total Market
Deposits
Valley’s NY Marketplace 6.5 million $57,864 $493 billion
Balance of NY Marketplace 13.0 million $52,640 $288 billion
NY Total 19.5 million $52,893 $781 billion
Valley’s Emerging NYC Markets
Branches Under Construction
Current Branches
Valley’s NY Marketplace
Demographic Data from SNL Financial Inc. as of 6/2009
Valley Branch data as of 6/30/2010

Denovo Branch Expansion
NJ Core Market
0
1
2
3
4
5
6
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
NJ Emerging Market
0
1
2
3
4
5
6
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Brooklyn / Queens
0
1
2
3
4
5
6
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Source – SNL Financial
Manhattan
0
1
2
3
4
5
6
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Centralized & Efficient Operations
•
Single core data processing system
•
Last 3 bank acquisitions were converted within 90
days of transaction completion date
•
Centralized, in-house back office operations
•
All 200 branches operate within a 60 mile radius of
Headquarters
•
Approximately 2,700 FTE employees
12/31/2007 12/31/2008 12/31/2009 6/30/2010
FTE Employees 2,562 2,783 2,727 2,730
# of Branch Offices 176 195 197 200
Employees / Offices 14.56 14.27 13.84 13.65

9 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Valley National Bank Commercial Banks with Assets >$10B Non-Interest Exp / Total Assets Source – SNL Financial

Valley’s 2Q 2010 Highlights
Credit Quality
Total 30+ day delinquencies were 1.71% of entire loan portfolio
Out of approximately 22,000 residential mortgages and home equity loans only 240 loans were past due 30 days or more at June 30, 2010
Net charge-offs were $5.2 million or 0.22% of average total loans on an annualized basis
Total non-performing loans were 1.10% of total loans compared to 0.96% last quarter
Net Income
2Q net income available to common shareholders was $33.0 million ($0.21 Diluted EPS)
Net interest margin on a tax equivalent basis increased 7 basis points to 3.72% compared to the previous quarter
$1.4 million non-cash mark to market gains in fair value of Valley’s junior subordinated debt
Capital
Continued strong capital ratios
Tangible Common Equity to Risk-Weighted Assets of 8.85%
Tier I Ratio of 10.72%
Tier II Ratio of 12.74%

Asset and Loan Composition
Non-Covered
Loans 65%
Securities 21%
Cash 2%
Intangible
Assets 2%
Covered Loans
2%
Total Other
Assets 8%
Total Assets = $14.1 Billion
As of 6/30/10
Commercial
Real Estate
38%
Residential
Mortgages
21%
Commercial
Loans 19%
Construction
Loans 5%
Auto Loans
10%
Other
Consumer
7%
Non-Covered Loans (Gross) = $9.0 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated to be less than the current market value.

Total Commercial Real Estate - $3.3 Billion
(Non-Covered Loans)
As of 6/30/10
Primary Property
Type
$ Amount
(Millions)
% of
Total
Average
LTV
Retail 872 26% 50%
Industrial 707 21% 53%
Office 436 13% 56%
Mixed Use 365 11% 44%
Apartments 338 10% 51%
Healthcare 233 7% 61%
Specialty 216 6% 50%
Residential 84 3% 52%
Land Loans 69 2% 72%
Other 23 1% 47%
Diversified Commercial Real Estate Portfolio
26%
21%
13%
11%
10%
7%
6%
3%
2%
1%
-Average LTV based on current balances and most recent appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $397 million in construction loans.

26%
22%
19%
12%
6%
6%
4%
3%
2%
Total Retail Property Types - $872 Million
(Non-Covered Loans)
Retail Property Type
% of
Total
Average
LTV
Multi-Tenanted - Anchor 26% 49%
Single Tenant 22% 51%
Multi-Tenanted - No Anchor 19% 55%
Auto Dealership 12% 52%
Private & Public Clubs 6% 32%
Food Establishments 6% 54%
Private Education Facilities 4% 50%
Entertainment Facilities 3% 43%
Auto Servicing 2% 53%
As of 6/30/10
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and most recent appraised value
-The chart above does not include construction loans.

As of 6/30/10
13%
13%
9%
5%
4%
4%
2%
2% 1%
47%
Construction Loan Composition
Total (Non-Covered) Construction Loans - $397 Million
Primary Property Type
$ Amount
(Millions)
% of
Total
Residential 187 47%
Mixed Use 53 13%
Land Loans 52 13%
Retail 37 9%
Other 19 5%
Office 16 4%
Apartments 14 4%
Healthcare 7 2%
Specialty 7 2%
Industrial 5 1%
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010
2Q 2010

Valley National Bank

Loan Quality  1992 – 2Q 2010
Source – FDIC
Recession
Total Loan Portfolio
Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010
2Q 2010

Valley National Bank

Loan Quality  1992 – 2Q 2010
Recession
Residential Mortgages
Valley’s elevated levels between 1993 and 1997 are mainly attributable to acquisitions.
Source – FDIC
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010
2Q 2010

Valley National Bank

Loan Quality  1992 – 2Q 2010
Valley’s elevated levels between 1993 and 1997 are mainly attributable to acquisitions.
Source – FDIC
Recession
Home Equity
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

0.17%
0.50%
0.54%
1.20%
0.01%
0.28%
0.04%
0.97%
0.31%
0.90%
0.04%
0.16%
0.03%
0.31%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real
Estate
1-4 Family
Peer Group
0.47%
1.27%
0.49%
1.82%
0.00%
1.01%
0.39%
3.11%
1.14%
1.71%
0.06%
0.54%
0.11%
0.93%
0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%
Net Charge-offs to Average Loans (%) Annualized
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real
Estate
1-4 Family
Valley
Net Charge-offs to Average Loans
Source - SNL Financial As of 07/21/10
Peer group consists of banks with total assets between $3 billion and $50 billion.
2003 - 2009
1Q 2010

Investment Portfolio
Q2 2010 Investment Types 2007
32% GSE MBS (GNMA) 3%
26% GSE MBS (FNMA/FHLMC) 49%
14% Trust Preferred 12%
9% State, County & Municipals 7%
6% US Treasury 0%
5% Other 7%
4% Private Label MBS 5%
4% Corporate Debt 18%
$2.9 Billion Investment Portfolio $3.1 Billion
As of 6/30/10 and 12/31/07
Duration of MBS Securities
1.65 Years 2.64 Years

Securities by Investment Grade
•
AAA Rated 68%
•
AA Rated 6%
•
A Rated 5%
•
BBB Rated 6%
•
Non Investment Grade 4%
•
Not Rated 11%
As of 6/30/10
AAA Rated
Not Rated
Non-investment
grade
A Rated
AA Rated
BBB Rated

Deposits and Borrowings Composition
Total Deposits
73%
Other
Liabilities 3%
Short-term
Borrowings 1%
Long-term
Borrowings
23%
Total Liabilities = $12.8 Billion
As of 06/30/10
Savings
43%
Non-
Interest
Bearing
26%
Time
Deposits
31%
Total Deposits = $9.4 Billion

Equity Composition / Ratios*
Tangible
Common
Equity 70%
Other Equity
2%
Trust Preferred
13%
Sub-debt 7%
LL Reserve 8%
Total Tier II Equity = $1.3 Billion
As of 6/30/10
Capital Ratios
As
Reported
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.78% -
Tangible Common Equity /
Risk-Weighted Assets
8.85% -
Tier I 10.72% 6.00%
Tier II 12.74% 10.00%
Leverage 8.16% 5.00%
Book Value $7.88 -
Tangible Book Value $5.81 -
As Reported
Unrealized gain on facilities owned of approximately $200 million over book, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations shown on slide 25.

Shareholder Returns
(1)  All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities totaling $2.9 million,
$4.0 million, $49.9 million, and $10.4 million, net of tax benefit, for six months ended 6/30/2010, 2009, 2008, and 2007, respectively.
Historical Financial Data (1) (Dollars in millions, except for share data)
6/30/2010 14,112 $   60.4 $      $0.38 0.85% 9.58% $0.36 5/10 - 5% Stock Dividend
2009 14,284 116.1 0.64 0.81 8.64 0.72 5/09 - 5% Stock Dividend
2008 14,718 93.6 0.64 0.69 8.74 0.73 5/08 - 5% Stock Dividend
2007 12,749 153.2 1.10 1.25 16.43 0.74 5/07 - 5% Stock Dividend
2006 12,395 163.7 1.15 1.33 17.24 0.70 5/06 - 5% Stock Dividend
2005 12,436 163.4 1.17 1.39 19.17 0.69 5/05 - 5% Stock Dividend
2004 10,763 154.4 1.16 1.51 22.77 0.66 5/04 - 5% Stock Dividend
2003 9,873 153.4 1.15 1.63 24.21 0.63 5/03 - 5% Stock Dividend
2002 9,148 154.6 1.12 1.78 23.59 0.60 5/02 - 5:4 Stock Split
2001 8,590 135.2 0.94 1.68 19.70 0.56 5/01 - 5% Stock Dividend
2000 6,426 106.8 0.90 1.72 20.28 0.53 5/00 - 5% Stock Dividend
1999 6,360 106.3 0.85 1.75 18.35 0.50 5/99 - 5% Stock Dividend
1998 5,541 97.3 0.82 1.82 18.47 0.45 5/98 - 5:4 Stock Split
1997 5,091 85.0 0.75 1.67 18.88 0.40 5/97 - 5% Stock Dividend
1996 4,687 67.5 0.66 1.47 17.23 0.35 5/96 - 5% Stock Dividend
1995 4,586 62.6 0.60 1.40 16.60 0.34 5/95 - 5% Stock Dividend
1994 3,744 59.0 0.66 1.60 20.03 0.32 5/94 - 10% Stock Dividend
1993 3,605 56.4 0.65 1.62 21.42 0.26 4/93 - 5:4 Stock Split
1992 3,357 43.4 0.50 1.36 19.17 0.22 4/92 - 3:2 Stock Split
1991 3,055 31.7 0.37 1.29 15.40 0.21
1990 2,149 28.6 0.33 1.44 14.54 0.21
Period End Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share

24 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010* Dividend Per Common Share Dividend Growth Per Share *2010 Dividend Annualized

For More Information
– Log onto our web site:   www.valleynationalbank.com
– E-mail requests to:   dgrenz@valleynationalbank.com
– Call Shareholder Relations at: (973) 305-3380
– Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
– Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Non-GAAP Disclosure Reconciliations
($ in Thousands)
As Reported
Total Assets $14,112,481
Less: Goodwill & Other Intangible
Assets (333,836)
Total Tangible Assets $13,778,645
Risk Weighted Assets $10,558,606
Total Equity $1,268,667
Less: Goodwill & Other Intangible
Assets (333,836)
Total Tangible Shareholders’ Equity $934,831
Ratios
TCE / TA 6.78%
TCE / RWA 8.85%
*All data as of 6/30/10
As Reported
Common Shares Outstanding 160,973,896
Shareholders’ Equity $1,268,667
Less: Preferred Stock -
Less: Goodwill and Other Intangible
Assets (333,836)
Tangible Shareholders’ Equity $934,831
Tangible Book Value $5.81